EXHIBIT 1 - JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Digital Solutions, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 19th day of March, 1996.





                                     /s/ Steven B. Sands
                                    -------------------------
                                    Steven B. Sands



                                     /s/ Martin S. Sands
                                    -------------------------
                                    Martin S. Sands



                                    SANDS BROTHERS & CO., LTD.


                                    By:   /s/ Martin S. Sands
                                         ------------------------------
                                         Martin S. Sands, President



                                          /s/ Steven B. Sands
                                         ------------------------------
                                         Steven B. Sands, CEO



                                    KATIE AND ADAM BRIDGE PARTNERS, L.P.


                                    BY:   K & A BRIDGE PARTNERS CORP.,
                                          General Partner


                                    By:   /s/ Steven B. Sands
                                         -------------------------------
                                         Steven B. Sands, President






                               Page 33 of 37 Pages

                                    PONDEROSA PARTNERS, L.P.


                                    BY:   /s/ Steven B. Sands
                                          --------------------------------
                                          Steven B. Sands, General Partner


                                    BY:   /s/ Martin S. Sands
                                          --------------------------------
                                          Martin S. Sands, General Partner



                                    JENNA PARTNERS II, L.P.

                                    BY:   JENNA II CAPITAL CORP.,
                                          General Partner


                                    By:   Steven B. Sands
                                          --------------------------------
                                          Steven B. Sands, President

                               Page 34 of 37 Pages